Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-Q of Community Bank Shares of Indiana, Inc. for the quarter ended June 30, 2004, I, James D. Rickard, Chief Executive Officer of Community Bank Shares of Indiana, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Form 10-Q for the quarter ended June 30, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Form 10-Q for the quarter ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operation of Community Bank Shares of Indiana, Inc.


By: /s/ James D. Rickard
   --------------------------
   James D. Rickard
   President and
   Chief Executive Officer

Date: August 13, 2004


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